Major Customers and Credit Risk	12 Months Ended
Dec. 31, 2017
Major Customers and Credit Risk [Abstract]
MAJOR CUSTOMERS AND CREDIT RISK

Note 13 – MAJOR CUSTOMERS AND CREDIT RISK

The Company had one customer including its provincial subsidiaries for the year ended December 31, 2017 that contributed at least 10% of total revenues. The account receivable balance due from this customer was $8,344,173 at December 31, 2017.

The Company had two customers including their provincial subsidiaries in the year ended December 31, 2016 that contributed at least 10% of total revenues. The account receivable balance due from these two customers was $4,025,927 as of December 31, 2016.

The provincial subsidiaries of major customers are in the telecommunications industry, which collectively represents 28%, 48% and 64% of the total revenues for the years ended December 31, 2017, 2016 and 2015, respectively.

The loss of one or more of its significant customers could have a material adverse effect on the Company’s business, operating results, or financial condition. The Company does not require collateral from its customers. To limit the Company’s credit risk, management performs periodic credit evaluations of its customers and maintains allowances for uncollectible accounts. Although the Company’s accounts receivable could increase dramatically as the Company grows its sales, management does not believe significant credit risk exists as of December 31, 2017 and 2016.